SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  May 17, 1999

(Date of earliest event reported)

Commission File No.:   333-62911-02

Morgan Stanley Capital I, Inc.
Commercial Mortgage Pass-Through Certificates
Series 1999-FNV1
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)


    Pending
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On May 17, 1999 a distribution was made to holders of Morgan Stanley Captial I, Inc., Commercial Mortgage Pass-Through Certificates
Series 1999-FNV1


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
               Pass-Through Certificates, Series 1999-FNV1, relating to the
               May 17, 1999 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I, Inc.
Commercial Mortgage Pass-Through Certificates
Series 1999-FNV1


May 28, 1999   by Norwest Bank Minnesota, N.A., as Trustee
                   /s/ Edward M.Frere,Jr.  Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders Commerical Mortgage
               Pass-Through Certificates, Series 1999-FNV1 Trust, relating to the May 17, 1999 distribution